Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-QSB of Summit Financial Services Group, Inc. (the “Company”), for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven C. Jacobs, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven C. Jacobs
Steven C. Jacobs
Executive Vice President and Chief Financial Officer

Dated: November 14, 2005

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